BT INVESTMENT FUNDS
(BT Investment Quantitative Equity Fund)

SUPPLEMENT DATED JULY 15, 1999 TO PROSPECTUS DATED MARCH 29, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND" IN THE FUND'S
PROSPECTUS:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Fund:

Craig Russell
o   Managing Director of Bankers Trust and Portfolio Manager for the Fund.
o   Joined Bankers Trust in 1992 and began managing the Fund in July 1999.
o   Over 10 years of financial industry experience.
o   Bachelor's degree in engineering from the University of Michigan.

Manish Keshive
o   Vice President of Bankers Trust and Portfolio Manager of the Fund.
o   Joined Bankers Trust in 1996 and began managing the Fund in July 1999.
o   Analyst and Trader for the Fund since inception.
o Bachelor's degree in Technology, Indian Institute of Technology in 1993, M.S., Massachusetts Institute of Technology in 1995.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIP:
055922652